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                                                               EXHIBIT 23.1


CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS

As independent public accountants, we hereby consent to the incorporation by reference in this registration statement of our reports dated January 14, 1999, included and incorporated by reference in Abbott Laboratories' Form 10-K for the year ended December 31, 1998 and to all references to our Firm included in this registration statement.


                                      /s/ Arthur Andersen LLP
Arthur Andersen LLP
Chicago, Illinois
August 13, 1999